Exhibit 99.1

L BRANDS ANNOUNCES ACTIONS TO DRIVE FURTHER SHAREHOLDER VALUE

– RAISES FIRST QUARTER EARNINGS GUIDANCE –

Columbus, Ohio (March 12, 2021) — L Brands, Inc. (NYSE: LB) today announced actions it is taking to further enhance shareholder value. The company’s Board of Directors has authorized the following:

·	The repayment of $1.035 billion of debt through a call of all $285 million of the outstanding bonds due February 15, 2022 and all $750 million of the outstanding secured bonds due July 1, 2025. The company issued this call on March 12, 2021 and anticipates using $1.1 billion in cash to complete the debt repayment.

·	A new $500 million share repurchase plan (which includes the company’s entry into a Rule 10b5-1 repurchase plan to effectuate share repurchases up to $250 million). This plan replaces the remaining $79 million under the previously authorized program.

·	A reinstatement of the company’s annual dividend at $0.60 per share, beginning with the quarterly dividend to be paid in June 2021.

Sarah Nash, Board Chair, stated, “L Brands took a series of actions throughout 2020 to improve financial and operational performance, which led to record third and fourth quarter results, increased liquidity, and a year-end cash balance of $3.9 billion. The actions being announced today further support our effort to decrease leverage and enhance returns to shareholders, while better positioning the Bath & Body Works and Victoria’s Secret businesses for separation in August.”

The company is increasing its first quarter earnings guidance from a range of $0.35 to $0.45 to a range of $0.55 to $0.65, excluding any charges related to the early extinguishment of debt.

Andrew Meslow, Chief Executive Officer of L Brands, commented “We are pleased with our quarter-to-date performance at both Bath & Body Works and Victoria’s Secret. While the current environment still presents uncertainty, we have raised our earnings guidance for the first quarter due to strong sales and margin results quarter-to-date, which also contributed to an improvement in our expectations for the remainder of the quarter.”

Implementing the Rule 10b5-1 trading plan allows the company to repurchase shares at times when the company might otherwise be prevented from doing so by securities laws or because of self-imposed trading blackout periods. Share repurchases under the Rule 10b5-1 repurchase plan will be administered through an independent broker and made in the open market and subject to the rules of NYSE and applicable securities laws and regulations.

ABOUT L BRANDS:

L Brands, through Bath & Body Works, Victoria’s Secret and PINK, is an international company. The company operates 2,669 company-operated specialty stores in the United States, Canada and Greater China, in more than 700 franchised locations worldwide and through its websites worldwide.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

•	General economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	divestitures or other dispositions, including any divestiture of Victoria’s Secret and related operations, could negatively impact our business, and contingent liabilities from businesses that we have sold could adversely affect our financial statements;

•	the seasonality of our business;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	liabilities arising from divested businesses;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, environmental hazards or natural disasters;

•	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	shareholder activism matters;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with laws and regulations or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:

Investor Relations	Media Relations
Amie Preston	Brooke Wilson
(614) 415-6704	(614) 415-6042
apreston@lb.com	communications@lb.com